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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               November 16, 2000


                                   PALM, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



           Delaware                                      0-29597                             94-3150688
--------------------------------                         -------                             ----------
  (State or other jurisdiction                         (Commission                       (I.R.S. Employer
       of incorporation)                               File Number)                      Identification No.)
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                           5470 Great America Parkway
                                Santa Clara, CA
                                     95052

                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-9000


              --------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On November 16, 2000, Palm entered into a seven year master lease pursuant to which it leased from Societe Generale Financial Corporation approximately 39 acres of property intended for 1.6 million square feet of general office facilities in San Jose, California. Payments under the lease are based on a spread over the London Interbank Offered Rate applied to the $460 million cost of the first phase of the facilities totaling 620,000 square feet as funded by the lessor and its affiliates. Palm has the ability to purchase the property at any time prior to the expiration of the lease for the remaining lease balance, and may, at its option, remarket the property prior to the end of the lease.
Upon the occurrence of certain events, Palm may be required to purchase the property from the lessor. Palm has guaranteed the payment and performance of the lessor under certain promissory notes made by the lessor with respect to the property. Under the terms of the master lease, Palm will be required post up to $460 million of investment securities, as determined in the master lease, as collateral for the term of the lease. The investment securities are restricted as to their withdrawal from a third party trustee and will be classified as restricted cash on Palm's balance sheet until such assets are released from the collateral.

     This summary is qualified in its entirety by reference to exhibits filed with this current report.

Item 7.  Financial Statements and Exhibits

     (c)    Exhibits

            The following exhibits are filed herewith:


Exhibit No. Description of Exhibits
----------- -----------------------

10.1        Master Lease, dated as of November 16, 2000 by and between Palm,
            Inc. and Societe Generale Financial Corporation, as supplemented.

10.2 Participation Agreement, dated as of November 16, 2000 by and among Palm, Inc., Societe Generale Financial Corporation, Societe Generale and certain other parties.

10.3        Guaranty, dated as of November 16, 2000 by and between Palm, Inc.
            and Societe Generale, New York Branch.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PALM, INC.


Date:  December 1, 2000             By: /s/  Stephen Yu
                                        -------------------------------------
                                       Stephen Yu
                                       Vice President, General Counsel and
                                       Secretary
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                                 EXHIBIT INDEX

Exhibit No.      Description of Exhibits
-----------      -----------------------

10.1 Master Lease, dated as of November 16, 2000 by and between Palm, Inc. and Societe Generale Financial Corporation, as supplemented.

10.2 Participation Agreement, dated as of November 16, 2000 by and among Palm, Inc., Societe Generale Financial Corporation,
                 Societe Generale and certain other parties.

10.3 Guaranty, dated as of November 16, 2000 by and between Palm, Inc. and Societe Generale, New York Branch.

                                      -4-